Old Mutual Funds II
Supplement Dated May 31, 2012

This Supplement updates certain information contained in the currently effective Class A, Class Z and Institutional Class shares Prospectus of the Old Mutual Heitman REIT Fund dated July 26, 2011 as supplemented (the “Prospectus”).  You should retain your Prospectus and any supplements for future reference.

At a special meeting of shareholders held on May 30, 2012, shareholders of the Old Mutual Heitman REIT Fund (the “Acquired Fund”) approved an Agreement and Plan of Reorganization pursuant to which the Acquired Fund’s assets and liabilities will be transferred to the Heitman REIT Fund, a newly formed series portfolio of the FundVantage Trust (the “Acquiring Fund”).

If other closing conditions are satisfied, all of the assets and liabilities of the Acquired Fund will become the assets and liabilities of the Acquiring Fund and shareholders in the Acquired Fund will become shareholders in the Acquiring Fund. The reorganization is expected to occur immediately prior to the opening of business on June 4, 2012.

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Distributed by Old Mutual Investment Partners
R-12-027  05/2012